UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 12, 2024

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series E Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 11, 2024, Hyperscale Data, Inc. (the “Company”) filed a Certificate of Designation, Rights and Preferences (the “Certificate of Designation”) with the Secretary of State of the State of Delaware to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Company’s 10.00% Series E Cumulative Redeemable Perpetual Preferred Stock (the “Series E Preferred Stock”). The following is a summary description of those terms and the general effect of the issuance of the shares of Series E Preferred Stock on the Company’s other classes of registered securities.

The Series E Preferred Stock will, as to dividend rights and rights as to the distribution of assets upon the Company’s liquidation, dissolution or winding-up, rank: (1) senior to all classes or series of Common Stock and to all other equity securities issued by the Company other than equity securities referred to in clauses (2) and (3); (2) on parity with any future class or series of the Company’s equity securities expressly designated as ranking on parity with the Series E Preferred Stock, (3) junior to the Company’s Series A Cumulative Redeemable Perpetual Preferred Stock and its Series C Convertible Preferred Stock; and all equity securities issued by the Company expressly designated as ranking senior to the Series E Preferred Stock; and (4) junior to all the Company’s existing and future indebtedness.

To the extent the shares of Series E Preferred Stock are issued, the Company will pay cumulative cash dividends on the Series E Preferred Stock when, as and if declared by its board of directors (or a duly authorized committee of its board of directors), only out of funds legally available for payment of dividends. Dividends on the Series E Preferred Stock will accrue on the stated amount of $25.00 per share of the Series E Preferred Stock at a rate per annum equal to 10.00% (equivalent to $3.00 per year), payable monthly in arrears.

The Series E Preferred Stock is redeemable by the Company. Holders of shares of the Series E Preferred Stock generally will have no voting rights, except as required by law and as provided in the Certificate of Designation. Voting rights for holders of the Series E Preferred Stock exist primarily with respect to material and adverse changes in the terms of the Series E Preferred Stock and the creation of additional classes or series of preferred stock that rank senior to the Series E Preferred Stock.

Further, unless the Company has received the approval of two-thirds of the votes entitled to be cast by the holders of Series E Preferred Stock, the Company will not effect any consummation of a binding share exchange or reclassification of the Series E Preferred Stock or a merger or consolidation of the Company with another entity, unless (a) the shares of Series E Preferred Stock remain outstanding or, in the case of a merger or consolidation with respect to which the Company is not the surviving entity, the shares of Series E Preferred Stock are converted into or exchanged for preference securities, or (b) such shares remain outstanding or such preference securities are not materially less favorable than the Series E Preferred Stock immediately prior to such consummation.

The Certificate of Designation became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K. The above description of the Certificate of Designation is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 11, 2024, the Company issued a press release announcing a planned reverse stock split, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Designation, Preferences and Rights relating to the 10.00% Series E Cumulative Redeemable Perpetual Preferred Stock, dated November 11, 2024

99.1	Press Release dated November 11, 2024

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: November 12, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel